Commitments and contingencies (Tables)	12 Months Ended
Dec. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
Schedule of guarantees in favor of third parties
We have issued guarantees in favor of third parties as follows, which is the maximum potential future payment for each type of guarantee:

	Successor	Successor
(In $ millions)	December 31, 2019	December 31, 2018
Guarantees in favor of customers (1)(2)(3)	215	7
Guarantees in favor of banks (4)	146	165
Guarantees in favor of suppliers	—	1
Total	361	173

(1) Guarantees to Seadrill Partners - Guarantees in favor of customers are performance guarantees provided on behalf of Seadrill Partners of $15 million (December 31, 2018 (Successor): $7 million). Guarantees in favor of suppliers includes guarantees on behalf of Seadrill Partners of nil (December 31, 2018 (Successor): $1 million). Contractual maturity from 2020-2021.
(2) Guarantees to Northern Drilling - Guarantees in favor of customers are performance guarantees provided on behalf of Northern Drilling of $150 million (December 31, 2018 (Successor): $nil). These guarantees are indemnified by Northern Drilling. Contractual maturity till 2022.
(3) Guarantees to Sonadrill - Guarantees in favor of customers are performance guarantees provided on behalf of Sonadrill of $50 million (December 31, 2018 (Successor): $nil). Contractual maturity till 2021 and remains in full force and effect until all obligations under the contract have been discharged and in any event shall terminate on the 90th day after completion of demobilization.
(4) Guarantees to Seabras Sapura - Guarantees in favor of banks are guarantees provided by a subsidiary of Seadrill Limited on behalf of Seabras Sapura Participacoes and Seabras Sapura Holdco totaling $146 million (December 31, 2018 (Successor): $165 million). Contractual maturity till 2021.